                                                            EXHIBIT 99.4

             Popular ABS Mortgage Pass-Through Trust, Series 2004-4

                                   Term Sheet
   [GRAPHIC OMITTED]
      Equity One               September 14, 2004      REVISED     [FBR LOGO]
=======================
a Popular, Inc. Company           $704,800,000
                                  (Approximate)

                                Popular ABS, Inc.
                                    Depositor

                                Equity One, Inc.
                                    Servicer
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                  Principal      WAL (Years)      Payment Window         Expected Rating         Interest         Principal
 Class(1,4)      Balance ($)     Call/Mat (5)   (Mths) Call/Mat(5)      (Moody's/S&P/Fitch)       Type              Type
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   AF-1          200,000,000      1.60/1.60          1-45/1-45             Aaa/AAA/AAA         Floating(2)    Senior Sequential
   AF-2           70,500,000      1.25/1.25          1-30/1-30             Aaa/AAA/AAA         Floating(2)    Senior Sequential
   AF-3           17,900,000      3.00/3.00         30-45/30-45            Aaa/AAA/AAA           Fixed(3)     Senior Sequential
   AF-4           61,300,000      5.01/5.01         45-81/45-81            Aaa/AAA/AAA           Fixed(3)     Senior Sequential
   AF-5           36,700,000      8.50/9.02        81-110/81-139           Aaa/AAA/AAA           Fixed(3)     Senior Sequential
   AF-6           25,000,000      6.37/6.37        38-109/38-109           Aaa/AAA/AAA           Fixed(3)         Senior NAS
   AV-1          186,400,000      3.04/3.73         1-110/1-239            Aaa/AAA/AAA         Floating(2)          Senior
   M-1            43,000,000      6.00/6.63        37-110/37-202            Aa2/AA/AA            Fixed(3)        Subordinate
   M-2            34,000,000      5.99/6.57        37-110/37-187              A2/A/A             Fixed(3)        Subordinate
   M-3             8,700,000      5.99/6.52        37-110/37-169             A3/A-/A-            Fixed(3)        Subordinate
   M-4             7,200,000      6.01/6.51        37-110/37-163          Baa1/BBB+/BBB+         Fixed(3)        Subordinate
   B-1             7,200,000      2.86/2.86         31-37/31-37            Baa2/BBB/BBB        Floating(2)       Subordinate
   B-2             6,900,000      2.25/2.25         24-31/24-31           Baa3/BBB-/BBB-       Floating(2)       Subordinate
   B-3             7,200,000           Not Publicly Offered                Ba1/BB+/BB+         Floating(2)       Subordinate
   B-4             7,200,000           Not Publicly Offered                 Ba2/BB/BB          Floating(2)       Subordinate
  Total:         719,200,000
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(1) The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class AV-1 Certificates are backed primarily by the cash flow from the
    Group II Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, Class B-3 and
    Class B-4 Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans. The
    principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.

(2) The Class AF-1, Class AF-2, Class AV-1, Class B-1 and Class B-2 Certificates are priced to call. The margin on the Class AV-1
    Certificates will double after the Optional Termination may be first exercised.

(3) The Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates are priced to call. The fixed rate coupon on the Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates will increase by 0.50% after the Optional Termination may be first exercised.

(4) See "Net WAC Cap" herein.

(5) See "Pricing Prepayment Speed" herein.

FRIEDMAN BILLINGS RAMSEY                                   RBS GREENWICH CAPITAL
                              Co-Lead Underwriters

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational
Materials") are privileged and intended for use by the addressee only. These
Computational Materials have been prepared by Friedman, Billings, Ramsey & Co.,
Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by
Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities.
They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the
Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject
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any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

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securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed
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Prospective purchasers are referred to the final prospectus supplement relating
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Materials and any matter discussed in this communication. Once available, a
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Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate
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securities.

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